Exhibit 99.2

UHOS Q1 2009 Earnings Teleconference May 14, 2009

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Declines in Revenue and Adjusted EBITDA are primarily related to lower flu activity in 2009. Still on pace for full year growth. Financial Summary 1st Quarter $ in Millions 2008 2009 % Chg Revenue $ 75.4 $ 73.9 -2.0% Adjusted EDITDA $ 29.2 $ 27.1 -7.0%

Source: http//www.cdc.gov/flu/weekly/ However, Flu Activity Creates Challenging Comparables in Q1-09 Comparably Lower Flu Rates in Q1 2009 2008 2009 Pneumonia and Influenza Mortality for 122 U.S. Cities Week Ending 05/02/2009 Epidemic Threshold % of All Deaths Due to P&I Seasonal Baseline 2005 2006 2007 2008 2009 4 6 8 10 12 11 20 30 40 50 10 20 30 40 50 10 20 30 40 50 10 20 30 40 50 10 Weeks

H1N1 “Swine Flu” No material impact on UHS - - good or bad - - to date History tells us that no significant outbreak endures through the summer, but could have implications later in the year

2009 Business Trends Asset Management Programs Patient Handling Beds / Stretchers / Wheelchairs Wound Prevention & Therapy Pressure Area Mgmt Negative Pressure Wound Therapy Peak Need Rental Smith & Nephew introducing a new generation of wound therapy this year Continued progress in expanding market share Weak Flu and customer proactivity in returning equipment; offset by customer capital freezes 2009 installations Excellent pipeline and C-suite dialogues Biomedical Services Episodic service activity; but excellent pipeline

Financial Review 1st Quarter 2009

RENTAL OF UHS-OWNED EQUIPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for obese patients RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET MANAGEMENT PARTNERSHIP PROGRAM (AMPP) On-site management to drive better equipment utilization (UHS people, technology & processes) Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin & Historical Depreciation to Depreciation Medical Equipment Outsourcing Trend Analysis Negative 1st Quarter comparison was driven by significantly weaker flu rates in Q1 2009 Management estimates that the flu variance resulted in lower equivalent revenues of > $2 million, much of which flows to margin $ in Millions 1st Quarter 2008 2009 % Chg Revenues $ 59.3 $ 58.3 -1.8% Cash Gross Margin Pre FAS 141 %of Revenue 40.6 39.1 -3.8% 68.5% 67.0% Historical Depreciation (12.5) (13.6) Gross Margin Pre FAS 141 $ 28.1 $ 25.5 -9.2% %of Revenue 47.4% 43.8%

 Technical and Professional Services Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin & Historical Depreciation to Depreciation TECHNICAL SERVICES Maintain & Repair Customer-owned Equipment: Non-resident, response- based / scheduled Biomedical Services Customized Healthcare Asset Management Programs Manufacturer Services PROFESSIONAL SERVICES Technology baseline assessments Vendor neutral Capital Planning Services Product comparison research and reports Equipment product of choice Equipment utilization studies Trend Analysis Lower current period results are due to higher business flows in our manufacturer services unit in 2008. This activity has an episodic component and thus will ebb and flow over time. Additionally, we continue to focus our sales force on large organic growth opportunities in our Outsourcing segment $ Millions 1st Quarter Revenues 2008 2009 %Chg Revenues $ 11.9 $ 10.4 -12.3% Cash Gross Margin Pre FAS 141 3.5 3.1 -9.5% %of Revenue 29.1% 30.1% Historical Depreciation (0.1) (0.1) Gross Margin Pre FAS 141 $ 3.4 $ 3.0 -9.7% %of Revenue 28.4% 29.3%

 ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Medical Equipment Sales and Remarketing Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis Strong results in Q1 2009 were driven by robust equipment sales, which were made possible by the scale and scope of our Outsourcing operations Gross Margin % and overall results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business $ in Millions 1st Quarter 2008 2009 %Chg Revenues $ 4.2 $5.2 23.5% Cash Gross Margin Pre FAS 141 1.2 1.2 7.8% %of Revenue 26.9% 23.5% Historical Depreciation (0.1) - Gross Margin Pre FAS 141 $1.1 $1.2 5.3% % of Revenue 25.7% 21.9%

Selected Financial Data Impact of weak flu season of > $2.0 million Impact of weak flu season of > $2.0 million Bad Debt expense increase of $0.4 million Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-FAS 141 to Gross Margin, Historical Depreciation to Depreciation, Adjusted EBITDA to Cash Flows from Operations, and Accrual CAPEX to investing cash flows $ in Millions 1st Quarter 2008 2009 % Chg Consolidated Revenues $75.4 $ 73.9 -2.0% Cash Gross Margin Pre-FAS 141 45.3 $ 43.4 $ -4.0% % of Revenues 59.9% 58.7% Historical Depreciation (12.7) (13.7) Gross Margin Pre-FAS 141 32.6 $ 29.7 $ -8.8% % of Revenues 43.2% 40.2% Cash SG&A 16.1 $ 16.3 $ 1.6% % of Revenues 21.3% 22.0% Adjusted EBITDA 29.2 $ 27.1 $ -7.0% % of Revenues 38.7% 36.7% Accrual CAPEX 26.9 $ 6.6 $ -75.5% Impact of weak flu season of > $2.0 million Impact of weak flu season of > $2.0 million Bad Debt expense increase of $0.4 million

$135 Bank Line (as of 3/31/09) Available Liquidity = $97 Used = $38 (Including LOCS and net of cash on hand) Liquidity Remains Robust $ millions Debt Maturities $- $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014 2015 $135 Revolver

Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Leverage Trend Temporary increase in Leverage in Q1-09 due to modestly lower LTM EBITDA and timing around working capital Proactively pre-borrowed under our Bank Line in advance of semi-annual interest payments due in June Total Net Debt and Accrued Interest / LTM Adjusted EBITDA 1.0 2.0 3.0 4.0 5.0 6.0 Q1-00 Q3-00 Q1-01 Q3-01 Q1-02 Q3-02 Q1-03 Q3-03 Q1-04 Q3-04 Q1-05 Q3-05 Q1-06 Q3-06 Q1-07 Q3-07 Q1-08 Q3-08 Q1-09 Recap Recap 12/31/08 3/31/09 Floating Rate Notes 230.0 $ 230.0 $ PIK Toggle Notes 230.0 230.0 10.125% Senior Notes 9.9 9.9 Bank Line 49.0 70.0 Capital Leases 12.4 12.3 Total Debt 531.3 552.2 Add: Accrued Interest 3.9 14.2 Adjusted Debt 535.2 566.4 Less: Cash (12.0) (33.4) Net Debt 523.2 $ 533.0 $ LTM Adj. EBITDA 104.0 $ 102.0 $ Leverage ratio 5.0 5.2 UHS Debt Structure ($ in millions)

 < 5.0x 5.0x Year-end Leverage $68 $104 2008 Hospital System Asset Management implementations Heavy spending for our new customers in 2008 < $60 Accrual CAPEX $106 - $110 2009 E - Hospital Admissions / Elective Surgeries / Flu - Unemployment / Self Insured / Customer Financial Health + Curtailed Hospital Capex + “Never Events” upgrades Adjusted EBITDA Wild Cards Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities Estimated Guidance ($ in Millions) YTD Accrual Capex of ~ $7 is running well below our initial guidance noted above due to the weak flu season.

Adjusted EBITDA (000’s) Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Expect Continued Growth in Adjusted EBITDA in 2009 $ millions $20,000 $35,000 $50,000 $65,000 $80,000 $95,000 $110,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E

Selected Reconciliations EBITDA Reconciliation: Q1 2008 & 2009 EBITDA Reconciliation: 1998 – LTM Q1 2009 Depreciation and Amortization Reconciliation Other Reconciliations Appendix

Selected Reconciliations $ in Millions 1st Quarter LTM Q1 2008 2009 2009 Gross Margin FAS 141 Impact Depreciation $3.6 $3.4 $14.6 Occupancy 0.1 - 0.1 Fixed Asset Disposals 0.5 0.5 1.8 Total Gross Margin FAS 141 Impact 4.2 $ 3.9 $ 16.5 $ SG&A per GAAP to Cash SG&A SG&A per GAAP $22.0 $22.0 $85.2 Stock Option Expense (0.6) (0.6) (2.5) Other - - (0.1) Historical Depreciation & Amortization (0.7) (0.7) (3.0) FAS 141 Depreciation & Amortization (4.3) (4.0) (16.1) Other FAS 141 Impact (0.1) (0.1) (0.3) Management, Board, & Strategic Fees (0.2) (0.3) (1.3) Cash SG&A $16.1 $16.3 $61.9 Intangible Asset Impairment Charge - $ - $ 4.0 $

Selected Reconciliations Gross Margin Pre-FAS 141 to Gross Margin $ in Millions 1st Quarter 2008 2009 Medical Equipment Outsourcing Gross Margin Pre-FAS 141 28.1 $ 25.5 $ FAS 141 Outsourcing Depreciation 3.6 3.4 Other FAS 141 Items 0.3 0.2 Gross Margin per GAAP 24.2 $ 21.9 $ Technical & Professional Services Gross Margin Pre-FAS 141 3.4 $ 3.0 $ Gross Margin per GAAP 3.4 $ 3.0 $ Medical Equipment Sales and Remarketing Gross Margin Pre-FAS 141 1.1 $ 1.2 $ Other FAS 141 Items 0.3 0.3 Gross Margin per GAAP 0.8 $ 0.9 $ Total Gross Margin Pre-FAS 141 32.6 $ 29.7 $ Total FAS 141 Depreciation 3.6 3.4 Total Other FAS 141 Items 0.6 0.5 Total Gross Margin per GAAP 28.4 $ 25.8

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below. EBITDA Reconciliations Q1 2008 & 2009 $ in Millions 1st Quarter 2008 2009 Net Cash provided by Operating Activities 18.9 $ 18.6 $ Changes in Operating Assets and Liabilities (1.3) (2.3) Other and Non-Cash Expenses 0.5 0.7 Income Tax Expense (2.0) (3.1) Interest Expense 11.6 11.7 EBITDA 27.7 25.6 Management, Board, & Strategic Fees 0.2 0.3 Other - - Stock Option Expense 0.6 0.6 FAS 141 Impact 0.7 0.6 Loss on Extinguishment of Debt - Transaction and Related Costs - Adjusted EBITDA 29.2 $ 27.1

EBITDA Reconciliation: 1998 – LTM Q1 2009

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	LTM Q1 2009
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 55.9
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	2.6
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.8
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(16.5)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	47.0
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	95.8
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	0.1
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	2.6
FAS 141 Impact	-	-								2.4	2.3	2.2
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$104.0	$ 102.0
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$ 287.6
Total Debt & Accrued Interest, Less Cash *	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$523.2	$ 533.0
Leverage (Total Net Debt & Accrued Interest Less Cash / LTM adj EBITDA) *	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	5.2

* As of End of Period

UHS

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Depreciation & Amortization Reconciliations

$ in Millions	1st Quarter 2008	1st Quarter 2009	LTM Q1 2009
Historical Outsourcing Depreciation	$ 12.5	$ 13.6	52.1
FAS 141 Outsourcing Depreciation	3.6	3.4	14.6
Total Outsourcing Depreciation	16.1	17.0	66.7
Historical Technical & Professional Services Depreciation	0.1	0.1	0.4
FAS 141 Technical & Professional Services Depreciation	-	-	-
Total Service Depreciation	0.1	0.1	0.4
Historical Sales and Remarketing Depreciation	0.1	-	0.2
FAS 141 Sales and Remarketing Depreciation	-	-	-
Total Sales and Remarketing Depreciation	0.1	-	0.2
Historical Gross Margin Depreciation	12.7	13.7	52.7
Gross Margin FAS 141 Depreciation	3.6	3.4	14.6
Total Gross Margin Depreciation	**16.3**	**17.1**	**67.3**
Historical Selling, General, and Admin Depreciation	0.7	0.7	3.0
FAS 141 Selling, General, and Admin Depreciation	0.2	0.2	0.7
Total Selling, General, and Admin Depreciation	**0.9**	**0.9**	**3.7**
Total FAS 141 Selling, General, and Admin Amortization	**4.1**	**3.8**	**15.4**
Intangible Asset Impairment Charge	**-**	**-**	**4.0**
Total Depreciation, Amortization, and Impairment	**$ 21.3**	**$ 21.8**	**$ 90.4**

UHS

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Other Reconciliations LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 Q1 2009 Q1 2009 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 9.9 $ 52.4 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - -/+ Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 0.1 0.1 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (6.9) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 2.3 2.3 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 6.6 $ 47.9 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ UHS by Parent - - - - - - - (335.1) - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS